UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): September 20, 2004

                           OMEGA FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

         Pennsylvania                   0-13599                  25-1420888
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employee
         incorporation)                                   Identification Number)

                                366 Walker Drive
                             State College, PA 16801
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (814) 231-7680

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c))

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Form 8-K

Item 7.01 Regulation FD Disclosure

      On September 20, 2004, Omega Financial Corporation and Sun Bancorp issued a joint press release reporting results of the Sun Bancorp shareholders' elections for cash and stock in the previously announced merger. A copy of the Press Release is being furnished as Exhibit 99.1 to this report and is incorporated into this report by reference.

Item 9.01. Financial Statements and Other Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

            99.1  Press Release, dated September 20, 2004

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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 20, 2004


                                     Omega Financial Corporation

                                     By: /s/  David B. Lee
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                                             Name: David B. Lee
                                             Title:  Chairman, President and CEO